Summary Prospectus	December 29, 2025
Direxion Funds
Direxion Monthly High Yield Bull 1.2X Fund
Investor Class: DXHYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxion.com. The Fund’s prospectus and statement of additional information, both dated December 29, 2025, are incorporated by reference into this Summary Prospectus.
Important Information Regarding the Fund
The Direxion Monthly High Yield Bull 1.2X Fund (the “Fund”) seeks calendar month leveraged 1.2X investment results and is very different from most other mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the monthly performance of the Solactive High Yield Beta Index (the "Index"). The return for investors that invest for periods longer or shorter than a full calendar month, which is defined as the period from the end of the last business day of one calendar month through the close of trading on the last business day of the following calendar month, should not be expected to be 120% of the performance of the Index for the period. The return of the Fund for a period longer than a full calendar month will be the result of each full calendar month’s compounded return over the period, which will very likely differ from 120% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged 1.2X investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a calendar month, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases. An investor could lose the full principal value of his/her investment within a calendar month if the Index loses more than 83% in one month.
Investment Objective
The Fund seeks monthly investment results, before fees and expenses, of 120% of the calendar month performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a full calendar month.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses of the Fund	0.69%
Acquired Fund Fees and Expenses(1)	0.35%
Total Annual Fund Operating Expenses(2)	2.04%
Expense Cap/Reimbursement(3)	-0.34%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.70%
(1)
"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 1.35% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
  Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if overall Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
(3)
For the fiscal year ended August 31, 2025, as a result of a portion of the Adviser's management fee and/or a previous reimbursement of Other Expenses, the Adviser recouped fees in the amount of 0.04%.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund

example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$173	$607	$1,067	$2,342
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 913% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Index is a rules-based systematic strategy index calculated in U.S. Dollars that provides exposure to an equal weighted portfolio of three high yield ETFs: the State Street® SPDR® Bloomberg High Yield Bond ETF (“JNK”), the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”) and the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (“HYS”) (collectively, the “Underlying ETFs”).
●
JNK seeks to track the performance of the Bloomberg High Yield Very Liquid Index (the “Bloomberg Index”). The Bloomberg Index attempts to measure the performance of publicly issued U.S. dollar-denominated high yield corporate bonds with above average liquidity.
●
HYG seeks to track the performance of the Markit IBoxx® USD Liquid High Yield Index (the “Markit Index”). The Markit Index is a rules-based index consisting of U.S. dollar-denominated, high yield corporate bonds for sale in the United States. iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in iShares iBoxx $ High Yield Corporate Bond ETF.
●
HYS seeks to track the performance of the ICE BofAML 0-5 Year US High Yield Constrained Index (the “BofAML Index”). The BofAML Index is an unmanaged index comprised of U.S. dollar-denominated below-investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years. None of Pacific Investment Management Company LLC, PIMCO Investments LLC, PIMCO ETF Trust, or the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund make any representations regarding the advisability of investing in the Fund.
The Index is adjusted on a monthly basis, on the last trading day of each month (“Adjustment Day”), to an equal weight allocation of each of the Underlying ETFs. However, the Index may be adjusted between two Adjustment Days as the result of an extraordinary event, such as the removal and replacement of an Index member.
High yield debt instruments and below investment grade debt instruments, or “junk bonds,” are generally rated lower than Baa by Moody’s Investors Service®, Inc. or lower than BBB by Standard & Poor’s Rating Service, Inc.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 1.2X monthly leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the Underlying ETFs or other ETFs that track the same index or a substantially similar index as an Underlying ETF, utilize derivatives such as swaps on the Index, swaps on the Underlying ETFs or other ETFs that track the same or substantially similar indexes as the Underlying ETFs to obtain leveraged exposure to the securities or a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund seeks to remain fully invested at all times consistent with its stated investment objective.
Because a significant portion of the assets of the Fund may come from investors using “asset allocation” and “market timing” investment strategies, the Fund may engage in frequent trading.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund

with most mutual funds. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a full calendar month, which is defined as the period from the end of the last business day of one calendar month through the close of trading on the last business day of the following calendar month, will be the result of each month's returns compounded over the period, which is likely to differ from 120% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance monthly. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one calendar month can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a full calendar month to vary from 120% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 3.6% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 30.8% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 120% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 120% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Monthly Index Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	120% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-72%	-68.8%	-70.2%	-74.3%	-78.8%	-83.3%
-50%	-60%	-58.1%	-59.8%	-64.7%	-70.0%	-74.9%
-40%	-48%	-47.1%	-49.1%	-54.5%	-61.0%	-66.4%
-30%	-36%	-35.8%	-38.0%	-44.0%	-51.1%	-58.3%
-20%	-24%	-24.2%	-26.7%	-33.4%	-41.2%	-47.9%
-10%	-12%	-12.5%	-15.2%	-22.6%	-30.8%	-38.7%
0%	0%	-0.6%	-3.6%	-11.7%	-20.5%	-30.8%
10%	12%	11.4%	8.1%	-0.5%	-10.2%	-18.0%
20%	24%	23.5%	19.8%	10.5%	0.2%	-7.8%
30%	36%	35.6%	31.7%	21.7%	11.2%	1.7%
40%	48%	47.8%	43.5%	32.8%	21.4%	9.0%
50%	60%	60.1%	55.3%	43.6%	31.5%	22.4%
60%	72%	72.4%	67.1%	54.2%	42.7%	33.6%
The Index’s annualized historical volatility rate for the five year period ended September 30, 2025 was 7.08%. The Index’s highest volatility rate for any twelve-month period (October 1 to September 30) during the five year period was 11.76% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended September 30, 2025 was 5.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value.If the Index has a dramatic intramonth increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund

counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intramonth movement by the end of the month.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the monthly performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.2% for every 1% monthly decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its monthly leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. The Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.
Intra-Calendar Month Investment Risk — The intra-month performance will be different from the performance of the
Fund when measured from the close of the market at the end of one calendar month until the close of the market on the last day of the subsequent calendar month. An investor that purchases shares on a day other than the last business day of a calendar month may experience performance that is greater than, or less than, the Fund’s stated investment objective. If there is a significant intra-month market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or be unable to rebalance its portfolio appropriately.
Monthly Index Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its monthly leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each calendar month. The possibility of the Fund being materially over- or under-exposed to the Index increases during months when the Index is volatile.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its monthly leveraged investment objective.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index and impacting the Fund’s correlation to the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its monthly leveraged investment objective.
High Yield Debt Securities Risk — Securities rated below investment grade, otherwise known as “junk bonds,” generally involve greater risk of default or price changes than other types of fixed-income securities due to uncertainty regarding an issuer’s continuing ability to make principal and interest payments. Junk bonds are considered primarily speculative and may be difficult to sell at the time and price the Fund desires. Junk bonds may have greater transaction costs and wider bid/ask spreads and their values can have significant volatility and may decline significantly over short periods of time as compared to higher-rated securities of similar maturities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund

payments, in which case the Fund may lose its entire investment.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Liquidity Risk —Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index. To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties.
Credit Risk — There is a risk that the issuer or guarantor of a debt security could go bankrupt or be unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. The Fund's income may decline if interest rates fall. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund

or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations.
Asset-Backed Securities Risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interest in, and structure of, the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.
Prepayment Risk — Many types of debt securities are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. As a result, the Fund may have to reinvest its assets in other debt securities that have lower yields. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Call Risk — An issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security the holder of the security may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risk or securities with other, less favorable features.
Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, which may adversely impact the value of the Fund’s investments.
Interest Rate Risk — Interest rate risk is the chance that bond prices overall will decline because of rising interest rates. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity and volatility of fixed income securities and instruments held by the Fund.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Consumer Cyclical Sector Risk - Companies engaged in the consumer cyclical sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in discretionary consumer spending as a result of domestic or world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Consumer Services Industry Risk — The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to buy or sell certain portfolio securities or financial instruments, may be unable to rebalance its portfolio, and may be unable to accurately price its investments, which means the Fund may be unable to achieve its investment objective and it may incur substantial losses.
High Portfolio Turnover Risk— Monthly rebalancing of the Fund’s holdings pursuant to its monthly investment objective causes a much greater number of portfolio transactions when compared to most funds. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Market Timing Activity Risk — Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund

strategies. These strategies often call for frequent trading, which may lead to large shareholder transactions into and out of the Fund. These large movements of assets may lead to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains. Additionally, these large movement of assets may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of at least one broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.
Total Return for the Calendar Years Ended December 31

	Returns	Period Ending
Best Quarter	8.82%	June 30, 2020
Worst Quarter	-15.55%	March 31, 2020
Year-to-Date	6.37%	September 30, 2025
Average Annual Total Returns (for the periods ended 12/31/2024)
	1 Year	5 Years	Since Inception
			2/17/2016
Investor Class
Return Before Taxes	6.47%	1.35%	4.57%
Return After Taxes on Distributions	4.40%	-1.16%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares	3.78%	-0.09%	2.41%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	15.43%
Solactive High Yield Beta Index (reflects no deduction for fees, expenses or taxes)	8.04%	3.47%	5.85%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher than "Return After Taxes on Distributions" for the five year and since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for long periods of time.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in February 2016	Portfolio Manager
Tony Ng	Since Inception in February 2016	Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via regular mail (Direxion Funds – Direxion Monthly High Yield Bull 1.2X Fund, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121), overnight mail (Direxion Funds - Direxion Monthly High Yield Bull 1.2X Fund, c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund

these options on your account. The Fund accepts investments in the following minimum amounts:
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal individual retirement accounts)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500
Tax Information
The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Solactive AG is not a sponsor of, or in any way affiliated with, the Direxion Monthly High Yield Bull 1.2X Fund.
Summary Prospectus

Direxion Monthly High Yield Bull 1.2X Fund
SEC File Number: 811-08243